EXHIBIT 99.1

Signature of Reporting Persons:

This statement on Form 3 is filed by Atlas Venture Associates III, L.P., Atlas Venture Fund III, L.P., Atlas Venture Entrepreneurs' Fund III, L.P., Atlas Venture Associates V, L.P., Atlas Venture Fund V, L.P., Atlas
Venture Parallel Fund V-A, C.V. and Atlas Venture Entrepreneurs' Fund
V, L.P. The principal business address of each of the reporting persons is 890 Winter Street, Waltham, MA 02451. The reporting persons disclaim beneficial ownership of the securities listed herein except to the extent of their pecuniary interest therein.


Atlas Venture Fund III, L.P.
By:  Atlas Venture Associates III, L.P.
Its General Partner
By:  Atlas Venture Associates III, Inc.
Its General Partner

By: /s/	Jean Larkin Henry
Name:  Jeanne Larkin Henry
Title:  Vice President


Atlas Venture Entrepreneurs' Fund III, L.P.
By:  Atlas Venture Associates III, L.P.
Its General Partner
By:  Atlas Venture Associates III, Inc.
Its General Partner

By: /s/	Jean Larkin Henry
Name:  Jeanne Larkin Henry
Title:  Vice President


Atlas Venture Fund V, L.P.
By:  Atlas Venture Associates V, L.P.
Its General Partner
By:  Atlas Venture Associates V, Inc.
Its General Partner

By: /s/	Jean Larkin Henry
Name:  Jeanne Larkin Henry
Title:  Vice President


Atlas Venture Entrepreneurs' Fund V, L.P.
By:  Atlas Venture Associates V, L.P.
Its General Partner
By:  Atlas Venture Associates V, Inc.
Its General Partner

By: /s/	Jean Larkin Henry
Name:  Jeanne Larkin Henry
Title:  Vice President


Atlas Venture Fund Parallel Fund V-A, C.V.
By:  Atlas Venture Associates V, L.P.
Its General Partner
By:  Atlas Venture Associates V, Inc.
Its General Partner

By: /s/	Jean Larkin Henry
Name:  Jeanne Larkin Henry
Title:  Vice President


Atlas Venture Associates III, L.P.
By:  Atlas Venture Associates III, Inc.
Its General Partner

By: /s/	Jean Larkin Henry
Name:  Jeanne Larkin Henry
Title:  Vice President


Atlas Venture Associates V, L.P.
By:  Atlas Venture Associates V, Inc.
Its General Partner

By: /s/	Jean Larkin Henry
Name:  Jeanne Larkin Henry
Title:  Vice President